 EXHIBIT 99.1

CORPORATE PRESENTATION FALL 2021 OTCQB: ICNB

DISCLAIMER AND FORWARD-LOOKING STATEMENTS 2 This slide deck PowerPoint presentation contains only preliminary information regarding our Company and should be read in conjunction with the subscription agreement The Company and our officers and representatives may from time to time make, “forward-looking statements” within the meaning of the Safe Harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding: guidance relating to net income and net income per share; expected operating results, such as revenue growth and earnings; anticipated levels of capital expenditures for the fiscal year; current or future volatility in the credit markets and future market conditions; our belief that we have sufficient liquidity to fund our business operations as planned; expectations of the effect on our financial condition of claims, litigation, contingent liabilities and governmental and regulatory investigations and proceedings; strategy for growth, product development, market position, financial results and reserves; strategy for risk management. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: economic and financial conditions, continued volatility in the capital or credit markets; the adequacy of our cash flow and earnings and other conditions; developments and changes in laws and regulations. Any forward-looking statement made by us in this document is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. This presentation is intended for general solicitation under RegD 506B but does not constitute an offer to sell or a solicitation of an offer to buy any securities. The information contained herein has been prepared by management of the Company to assist interested parties in making their evaluation of the Company and does not purport to contain all of the information that a party may desire. In all cases, interested parties should conduct and rely on their own investigation and analysis of the Company and the data set forth herein. An offer of to buy these securities can only be made by obtaining the Company’s subscription documents, and interested parties should only rely on the information contained in such memorandum. Confidential and Proprietary Information. All information contained herein is the confidential and proprietary information of the Company and as such, cannot be disclosed, reproduced or distributed without the prior written consent of the CEO of the Company. OTCQB: ICNB

FAST-GROWING VERTICALLY INTEGRATED ALCOHOL PRODUCTS COMPANY Iconic Brands is a premium alcoholic beverage company developing a diverse portfolio of premium unique wines, spirits and ready-to-freeze alcohol pops The company’s acquisition of TopPop in July 2021 positions the company as one of the only vertically integrated operators in the alcohol industry Sales: During the first 6 months of 2021, Iconic generated approximately $1.2 million in revenue and TopPop generated approximately $8.2 million in revenue for a combined total of $9.4 million had they been consolidated Growth: Combined companies have expertise in developing, branding, licensing, manufacturing and distributing alcoholic beverages and products for itself and third parties Mission: Building brands that are “better-for-you and better-for-the-planet” to meet the unmet demands and values of a new generation of alcohol consumers 3 OTCQB: ICNB

PRODUCT OFFERING CURRENT ASSET PORTFOLIO 2 NEW BELLISSIMA SPARKLING WINES ■ 1 NEW SANGRIA BRAND ■ 1 NEW BELLISSIMA LINE ■ 1 NEW ACQUISITION ■ 1 BRAND-NEW LABEL REDESIGN NEW PRODUCT PIPELINE ACQUISITION (READY-TO-FREEZE) NEW Rosé ZERO SUGAR & Prosecco DOC Rosé 4 NEW label design and brand positioning strategy will be implemented for the Bella Aperitifs line OTCQB: ICNB

5 SONJA is a new line of premium quality Sangria, developed with the help of American television personality, businesswoman, socialite, and philanthropist Sonja Morgan 2 expressions: Sonja Sangria Red and Sonja Sangria White Just as Sonja Morgan is true and authentic, Sonja Sangria is true to the original Valencian recipe. Sonja Sangria is of the finest quality and made with all natural ingredients. The sweet taste of the Sangria is brought by the natural sugar from the grapes. Natural Sugar from grapes. Natural Bubbles. Natural Fruit Flavors. Certified Vegan. NEW ADDITION TO THE CURRENT ASSET PORTFOLIO: PREMIUM RTD SEMI-SPARKLING SANGRIA OTCQB: ICNB

NEW PRODUCT DEVELOPMENT (NPD) PIPELINE AT A GLANCE BELLISSIMA is ready to market a new line of Premium Zero Sugar Still Wines: 5 expressions: Pinot Grigio IGT, Chardonnay IGT, Rosé, Merlot IGT, & Cabernet Sauvignon IGT ZERO SUGAR Approximately 1 Gram Carb or less Per 5 oz Serving Made with Organic Grapes Certified Vegan BETTER-FOR-YOU, BETTER-FOR-THE-PLANET 6 OTCQB: ICNB

BUILDING ON OUR PROGRESS Iconic Brands has validated the product development and third-party integration with unique spirits products poised for growth: Christie Brinkley (Bellissima Prosecco & Sparkling Wines) Recent events have caused the paradigm shifts in our world The impact of COVID-19 poses great opportunity to: Acquire assets with revenue & margin Centralize governance and streamline operations Leverage capital markets to enable efficient, scalable growth With the acquisition of TopPop, Iconic Brands commences its efforts to build a consortia of synergistic brands run with excellence and integrity While building a C-suite and Board with extensive beverage industry experience to parlay growth for expansion and acquisitions, which will provide excellent shareholder returns 7 OTCQB: ICNB

ICONIC BRANDS POISED FOR GROWTH Bellissima launched in late 2015: 3 products in 2 sizes (Prosecco DOC Brut, Sparkling Rosé Brut, Zero Sugar Sparkling White Wine) Uniquely positioned in Health & Wellness with the Zero Wines In 2020, Bellissima launched Rosé Zero Sugar In 2021, Bellissima launched Prosecco DOC Rosé first time allowed by the Prosecco Consortium DOC In late 2021, Iconic launched Sonja Sangria by Sonja Morgan New product opportunities for launch in 2021 and early 2022: Opportunities imminent: Bellissima New Line of Zero Sugar Still Wines Opportunities imminent: Bella Aperitifs New label redesign & brand positioning OTCQB: ICNB 8

TopPop ACQUISITION Federal and state licenses to manufacture and package wine, malt and spirits 30,000 sq. ft. FDA-registered manufacturing facility with SQF food safety certification, organic certifications; also has 30,000 sq. ft. of additional inventory-controlled warehouse space and recently added 64,000 sq. ft. manufacturing facility First product launched in 2Q 2020 – alcohol-infused, natural fruit flavor ice pops for major alcohol beverage companies Customers include the top flexible pack alcohol and non-alcohol beverage manufacturers of ready-to-freeze in the U.S. Projects include the launch of 3 new brands for one of the largest alcohol products companies in the world Product development and 2021 rollout of branded ready to freeze alcohol pops Contract with Creative Arts Agency to sell through to major sports and entertainment venues Machine capacity is greater than 200 million units per year R&D pipeline includes ready-to-drink (RTD) and ready-to-freeze (RTF) alcohol drinks and mixers, and single-serve food products in pouches www.toppoppackaging.com OTCQB: ICNB DESIGN, ENGINEERING AND PRODUCTION OF ENVIRONMENTALLY FRIENDLY, FLEXIBLE PACKAGING SOLUTIONS IN THE BEVERAGE & BETTER-FOR-YOU CATEGORIES 9

ICONIC BRANDS & TopPop SYNERGIES Iconic Brands and TopPop, with their combined portfolio of brands, products and manufacturing, can address the entire BFY (Better for You) alcoholic beverage category with innovative products: from wines to spirits, RTD, RTF, to infused icepops and mixers. Thus, the combined companies will capture exponential value and establish leadership in this category. Opportunity to cross-sell products to increase client base Opportunity to expand NPD creativity and integration Overlap with target sales contact (on-trade and off-trade) Opportunity to cross-promote products and increase sell-through 10 OTCQB: ICNB

MANAGEMENT 11 Richard DeCicco, President, Chairman & Founder: With over 45 years’ experience in the global liquor industry, Mr. DeCicco has had an extensive career as a senior executive and leader in the wine and spirits industry, and will continue to champion spirits products and move into the Chairman role. Larry Romer, CEO: Brings over 40 years of beverage industry experience to Iconic, including senior management positions with Coca-Cola, The Paddington Corporation, Jim Beam and most recently as Senior VP and GM at Southern Glazer Wine & Spirits in New York. John Cosenza, COO: A 30-year Anheuser-Busch (AB) loyalist with in-depth experience in alcohol sales, Mr. Cosenza has extensive connections with major chains for distribution. David Allen, CFO: Mr. Allen brings to Iconic 22 years of experience as a public company CFO and over 40 years as a Certified Public Accountant. Roseann Faltings, Co-founder Iconic & VP Product Development: Ms. Faltings is an international liquor industry veteran with more than 20 years of experience in brand development, marketing, sales and distribution across the beer, wine, and spirits categories. Tom Martin, President & COO of TopPop: A 40-year veteran in the primary and secondary packaging industry. Mr. Martin’s expertise is in sales, engineering and company-building with accelerated growth. Tom Belton, CFO of TopPop: has been instrumental in assisting businesses to create and drive innovation and growth strategies for over 35 years. OTCQB: ICNB

VERTICAL INTEGRATION Product Development Manufacturing Distribution 12 OTCQB: ICNB Branding Licensing

NEAR-TERM CATALYSTS 13 OTCQB: ICNB Integrate brands Institutionalize management and systems to grow current offerings Establish a strong board of directors Leverage our seasoned management team Build awareness of the company and the brands via marketing, sales, social media and digital marketing Leverage capital markets to acquire accretive and synergistic assets, resulting in strong revenue growth Uplist company to a National Exchange

Bellissima is a line of vegan Prosecco and Sparkling Wines made with organic grapes; it is available online and in wine and spirits retail stores across the country Bellissima’s brand partner and spokeswoman has appeared on over 500 magazine covers worldwide, served as a spokeswoman for CoverGirl and performed on Broadway, on television and in film Bellissima Prosecco DOC Brut, Sparkling Rosé Brut Wine, Zero Sugar Sparkling White Wine, Zero Sugar Sparkling Rosé Wine and Prosecco Rosé DOC are all made with organic grapes and certified vegan Launched its direct-to-consumer (DTC) online sales of Bellissima as a collaboration with SplashWines.com BELLISSIMA PROSECCO AND SPARKLING WINES 14 OTCQB: ICNB

At BiVi, we believe a vodka should get its taste from how and where it’s made BiVi Vodka is made from the finest semolina wheat grown out of the rich volcanic soil and pure mountain spring water of Sicily The Craft BiVi is crafted by Master Distiller Giovanni La Fauci, who began his career when he was only 11 years old 15 OTCQB: ICNB BIVI SICILIAN VODKA BY CHAZZ PALMINTERI

OPPORTUNITY SUMMARY Newly vertically integrated company developing, branding, licensing, manufacturing and distributing alcoholic beverages and products for itself and third parties During the first 6 months of 2021, Iconic generated approximately $1.2 million in revenue and TopPop generated approximately $8.2 million in revenue for a combined total of $9.4 million had they been consolidated Building brands that are “better-for-you and better-for-the-planet” to meet the unmet demands and values of a new generation of alcohol consumers Trillion-dollar global market Experienced management team 16 OTCQB: ICNB

Contact 17 OTCQB: ICNB Investor Relations Contact: IR@iconicbrandsusa.com